-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                   GROWTH FUND
                                ----------------

ANNUAL REPORT

December 31, 1998

                               --------------------
                                  WHAT'S INSIDE
                               --------------------

                               FROM THE CHAIRMAN
                               Financial markets delivered
                               strong gains in 1998

                               PORTFOLIO MANAGER'S REVIEW
                               Large-cap growth stocks
                               lead market

                               FUND INFORMATION
                               Facts and figures

                               PLUS, COMPLETE PORTFOLIO HOLDINGS
                               AND FINANCIAL STATEMENTS

----------------------
        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
        1998
----------------------

   For Excellence
         in
 Shareholder Service

                                                     STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN
[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
In 1998, financial markets in the United States and most developed foreign nations delivered strong gains. The U.S. economy boosted personal income and kept unemployment low. Yet growth was moderate enough to hold inflation down to a mere 1.5% for the year. During the summer, the collapse of Russia's currency sent waves through the world's markets, but a fast-acting Federal Reserve Board helped stem a crisis. Currencies continued to slump in many emerging markets. In some, devaluation threatened, with Brazil in the hot seat at year-end.

STOCKS
A steep U.S. stock market correction late in the summer was short-lived. Despite signs of slower profit growth, the market staged a comeback in the fourth quarter. Technology stocks and large company growth stocks were the strongest performers, led by Internet stocks which delivered surprising gains. The S&P 500 was up by more than 20% for an unprecedented fourth consecutive year.(1) However, gains were concentrated in a narrow band of stocks. The average stock on the New York Stock Exchange actually lost ground for the year. And the stocks of small and medium-sized companies continued to lag despite a fourth-quarter comeback.

BONDS
Bonds benefited from the Federal Reserve Board's three quick interest rate cuts in autumn. The yield on the bellwether 30-year U.S. Treasury bond fell below 5.0%, then rose slightly at year-end. Not surprisingly, U.S. Treasury bonds led fixed income market performance for the year. Most other segments of the bond market delivered attractive single-digit gains. High-yield bonds disappointed investors, gaining only 0.6% as measured by the First Boston High Yield Index.

INTERNATIONAL
Foreign markets delivered mixed returns in 1998. In Europe, expectations for the new common currency, the euro, ran high. Although this helped European markets, they did better in the first half of the year than in the second. Most emerging markets were hurt by currencies that continued to slump against the dollar, or by fears of devaluation, which materialized in Russia, then threatened in Brazil. Japan showed some willingness to address its lingering economic problems. But the modest gains attributed to Japanese stocks owned by U.S. investors were primarily the result of a weaker dollar.

OUTLOOK AND OPPORTUNITIES
As investors, you may be asking where the opportunities are in a stock market that has soared for the better part of a decade and a bond market where interest rates are at or near historic lows. My reply: in diversification - and in markets that have been beaten down, such as small and mid-cap stocks, high-yield bonds, and foreign markets. But every investor has individual goals. Now is a good time to consult your financial professional. And as always, thank you for your confidence in State Street Research funds.

Sincerely,

[Graphic Omitted]
Ralph F. Verni
Chairman

December 31, 1998

(1) The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

 (2) 24.76% for Class B shares; 24.94% for Class C shares; 26.18% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(4) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5) The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.

(6) During the periods prior to 1993 that shares of the Fund were not available to the public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current continuous public offering.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1998)
--------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON DECEMBER 31, 1988(3)
(Class A shares, at maximum applicable sales charge)

                    12/31/88                   $ 9,550
                    12/31/89                    13,354
                    12/31/90                    12,531
                    12/31/91                    15,886
                    12/31/92                    16,793
                    12/31/93                    18,251
                    12/31/94                    17,552
                    12/31/95                    23,269
                    12/31/96                    26,213
                    12/31/97                    28 870
                    12/31/98                    36,348

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)(5)(6)
------------------------------------------------------------------------------
                   LIFE OF FUND
                 (since 3/24/61)       10 YEARS        5 YEARS         1 YEAR
------------------------------------------------------------------------------
Class A               10.37%              13.78%         13.72%         20.23%
------------------------------------------------------------------------------
Class B               10.37%              13.77%         13.61%         19.76%
------------------------------------------------------------------------------
Class C               10.37%              13.79%         13.89%         23.94%
------------------------------------------------------------------------------
Class S               10.54%              14.44%         15.00%         26.18%
------------------------------------------------------------------------------

The performance data shown above do not reflect an increase in the maximum Class A sales charge from 4.5% to 5.75%, effective as of 1/1/99. At the new, higher Class A sales charge, the performance would have been lower. Assuming the increased sales charge was in effect, performance would have been as follows:

------------------------------------------------------------------------------
                   LIFE OF FUND
                 (since 3/24/61)       10 YEARS        5 YEARS         1 YEAR
------------------------------------------------------------------------------
Class A               10.33%              13.63%         13.42%         18.66%
------------------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW
Growth Fund: Large-cap growth stocks lead market

[Photo of Kennard "Pete" Woodworth]
           Kennard "Pete"
             Woodworth
          Portfolio Manager

We spoke with Kennard "Pete" Woodworth, portfolio manager of State Street Research Growth Fund, about the year ended December 31, 1998 and his views on the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a good year for the Fund. Class A shares gained 25.90%, [does not reflect sales charge](2) for the 12 months ended December 31, 1998. It surpassed the Lipper average growth fund, which gained 22.91% over the same period. However, it lagged the S&P 500, a broad measure of common stock performance, which gained 28.60% for the year.

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE RELATIVE TO ITS PEER GROUP?
A: The portfolio restructuring that we began a year ago really paid off in 1998. The market accorded the highest valuations to the type of companies we have added to the portfolio: large-cap growth stocks with strong, steady earnings growth. We continued to move away from more volatile, mid-cap stocks, which were, in fact, laggards during the year.

Q: WHAT SECTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A: The Fund has significant positions in technology, health care, and consumer stocks, all of which delivered outstanding performance for the year. Technology stocks had a rocky third quarter, but they led the market rally in the fourth quarter. In a year when economic uncertainty plagued much of the world, investors favored large drug companies whose earnings are less vulnerable to economic factors. And large, consumer products companies with strong brand franchises also did well.

Q: DOES THE FUND OWN ANY INTERNET STOCKS?
A: Yes. One of the Fund's largest investments is in America Online. However, that is the only one that fits our criteria for the Fund. It's an area of technology that bears watching; but right now, we believe many Internet stocks are difficult to value. Most of them have no earnings.

Q: WERE THERE ANY DISAPPOINTMENTS DURING THE YEAR?
A: We were disappointed in the performance of several key stocks: Cendant, which had represented a large position for the Fund, lost ground on the announcement of accounting irregularities. IKON, an office technology company, was another laggard. We sold both positions by year's end. The Fund's investment in oil stocks was also a drag on performance, despite its rather modest weighting in the portfolio. The energy sector was affected by declining oil prices.

Q: DID YOU MAKE ANY SIGNIFICANT PURCHASES FOR THE FUND?
A: Throughout the year, we continued to add to our investment in large-cap growth stocks that fit our criteria for long-term earnings growth. For example, we added Bristol-Myers Squibb, Lucent, McDonald's, and Coca-Cola Enterprises -- that's the bottling company, not the beverage firm. Each one is a high quality company, and an industry leader.

Q: WHAT IS YOUR OUTLOOK FOR GROWTH STOCKS AND FOR THE FUND?
A: Our outlook for the stock market is favorable for the year ahead. Some parts of the world economy are slowing down, but other parts have been picking up again. The U.S. economy actually looks like it could have a healthy year. The outlook for interest rates is favorable because there does not appear to be any imminent threat from inflation. That type of environment favors the kind of companies the Fund invests in: larger growth companies.

December 31, 1998


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            TOP 10 STOCK POSITIONS
            (by percentage of net assets)

            (1)  AMERICA ONLINE Internet software                5.4%

            (2)  TYCO INTERNATIONAL Diversified manufacturer     4.8%

            (3)  MICROSOFT Computer software & service           4.6%

            (4)  CISCO SYSTEMS Computer network products         3.8%

            (5)  GUIDANT Medical instruments                     3.6%

            (6)  SAFEWAY Food supermarket chain                  3.6%

            (7)  SCHERING-PLOUGH Pharmaceuticals                 3.4%

            (8)  MCI WORLDCOM Telecommunication services         3.2%

            (9)  CHANCELLOR MEDIA Radio stations                 2.8%

            (10) COLGATE-PALMOLIVE Household & personal care     2.7%


            TOP 5 INDUSTRIES
            (by percentage of net assets)

            COMPUTER SOFTWARE & SERVICE                         18.6%
            RETAIL TRADE                                         8.6%
            HOSPITAL SUPPLY                                      7.5%
            DRUG                                                 7.4%
            MACHINERY                                            6.6%

            Total: 48.7%

            BEST AND WORST CONTRIBUTORS TO PERFORMANCE
            (January 1, 1998 through December 31, 1998)

            BEST /\
            ---------------------------------------------------------
            AMERICA ONLINE
                Fast growth of subscribers and revenue

            MICROSOFT
                Strong sales, earnings growth, new products

            CISCO SYSTEMS
                Dominates router market for communications networks

            WORST \/
            ------------------------------------------
            CENDANT
                Write-offs, restatement of earnings

            SEAGULL ENERGY
                Plummeting oil and natural gas prices

            CARIBINER
                Growth expectations sharply reduced

            These securities represent an aggregate of 37.9% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

STATE STREET RESEARCH GROWTH FUND
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
December 31, 1998
-------------------------------------------------------------------------------
                                                                      VALUE
                                                        SHARES       (NOTE 1)
-------------------------------------------------------------------------------

COMMON STOCKS 99.3%
BASIC INDUSTRIES 8.8%
ELECTRICAL EQUIPMENT 2.2%
General Electric Co. ...............................      53,000   $  5,409,313
                                                                   ------------
MACHINERY 6.6%
Black & Decker Corp. ...............................      77,000      4,316,812
Tyco International Ltd. ............................     157,200     11,858,775
                                                                   ------------
                                                                     16,175,587
                                                                   ------------
Total Basic Industries .............................                 21,584,900
                                                                   ------------
CONSUMER CYCLICAL 15.6%
HOTEL & RESTAURANT 1.8%
McDonald's Corp. ...................................      57,000      4,367,625
                                                                   ------------
RECREATION 2.8%
Chancellor Media Corp.* ............................     144,400      6,913,150
                                                                   ------------
RETAIL TRADE 8.6%
Borders Group Inc.* ................................      77,000      1,920,187
CVS Corp. ..........................................      76,200      4,191,000
Dayton Hudson Corp. ................................      75,000      4,068,750
Safeway Inc.* ......................................     145,200      8,848,125
Saks Inc.* .........................................      69,600      2,196,750
                                                                   ------------
                                                                     21,224,812
                                                                   ------------
TEXTILE & APPAREL 2.4%
Men's Wearhouse, Inc.* .............................     188,100      5,972,175
                                                                   ------------
Total Consumer Cyclical ............................                 38,477,762
                                                                   ------------
CONSUMER STAPLE 27.3%
BUSINESS SERVICE 1.3%
Apollo Group Inc. Cl. A* ...........................      91,500      3,099,563
                                                                   ------------
DRUG 7.4%
Bristol-Myers Squibb Co. ...........................      37,000      4,951,063
Schering-Plough Corp. ..............................     151,200      8,353,800
Warner-Lambert Co. .................................      66,600      5,007,487
                                                                   ------------
                                                                     18,312,350
                                                                   ------------
FOOD & BEVERAGE 2.9%
Coca-Cola Enterprises Inc. .........................     149,000      5,326,750
Starbucks Corp.* ...................................      32,100      1,801,612
                                                                   ------------
                                                                      7,128,362
                                                                   ------------
HOSPITAL SUPPLY 7.5%
Baxter International Inc. ..........................      70,000      4,501,875
Guidant Corp. ......................................      80,400      8,864,100
Johnson & Johnson ..................................      62,000      5,200,250
                                                                   ------------
                                                                     18,566,225
                                                                   ------------
PERSONAL CARE 6.5%
Colgate-Palmolive Co. ..............................      73,000      6,779,875
Gillette Co. .......................................      92,000      4,444,750
Procter & Gamble Co. ...............................      52,000      4,748,250
                                                                   ------------
                                                                     15,972,875
                                                                   ------------
TOBACCO 1.7%
Philip Morris Companies, Inc. ......................      80,000      4,280,000
                                                                   ------------
Total Consumer Staple ..............................                 67,359,375
                                                                   ------------
ENERGY 2.2%
OIL 2.2%
Anadarko Petroleum Corp. ...........................     115,000      3,550,625
Seagull Energy Corp.* ..............................     312,000      1,969,500
                                                                   ------------
                                                                      5,520,125
                                                                   ------------
Total Energy .......................................                  5,520,125
                                                                   ------------
FINANCE 8.8%
BANK 2.2%
BankAmerica Corp. ..................................      90,174      5,421,712
                                                                   ------------
FINANCIAL SERVICE 1.2%
Merrill Lynch & Company Inc. .......................      43,400      2,896,950
                                                                   ------------
INSURANCE 5.4%
Ace Ltd. ...........................................      67,800      2,334,863
AMBAC Inc. .........................................      95,800      5,765,962
Citigroup, Inc. ....................................      76,650      3,794,175
Hartford Financial Services Group, Inc. ............      29,200      1,602,350
                                                                   ------------
                                                                     13,497,350
                                                                   ------------
Total Finance ......................................                 21,816,012
                                                                   ------------
SCIENCE & TECHNOLOGY 32.2%
COMPUTER SOFTWARE & SERVICE 18.6%
America Online Inc.* ...............................      84,000     13,440,000
Cadence Design Systems Inc.* .......................      90,000      2,677,500
Cisco Systems Inc.* ................................     101,025      9,376,383
EMC Corp.* .........................................      62,800      5,338,000
i2 Technologies Inc.* ..............................      64,000      1,944,000
J.D. Edwards & Co.* ................................      61,800      1,753,575
Microsoft Corp.* ...................................      82,400     11,427,850
                                                                   ------------
                                                                     45,957,308
                                                                   ------------
ELECTRONIC COMPONENTS 5.7%
Analog Devices Inc.* ...............................     102,500      3,215,938
Intel Corp. ........................................      50,000      5,928,125
Sanmina Corp.* .....................................      78,200      4,887,500
                                                                   ------------
                                                                     14,031,563
                                                                   ------------
ELECTRONIC EQUIPMENT 1.8%
Lucent Technologies Inc. ...........................      40,500      4,455,000
                                                                   ------------
OFFICE EQUIPMENT 6.1%
Gateway 2000 Inc.* .................................      81,000      4,146,187
International Business Machines Corp. ..............      29,600      5,468,600
Xerox Corp. ........................................      45,000      5,310,000
                                                                   ------------
                                                                     14,924,787
                                                                   ------------
Total Science & Technology .........................                 79,368,658
                                                                   ------------
UTILITY 4.4%
TELEPHONE 4.4%
MCI WorldCom Inc.* .................................     111,300      7,985,775
Qwest Communications International Inc.* ...........      59,100      2,955,000
                                                                   ------------
                                                                     10,940,775
                                                                   ------------
Total Utility ......................................                 10,940,775
                                                                   ------------
Total Common Stocks (Cost $156,180,790) ............                245,067,607
                                                                   ------------
SHORT-TERM INVESTMENTS 3.9%
AIM Liquid Assets Portfolio ........................   9,591,199      9,591,199
                                                                   ------------
Total Short-Term Investments (Cost $9,591,199) .....                  9,591,199
                                                                   ------------

-------------------------------------------------------------------------------
                                   PRINCIPAL       MATURITY           VALUE
                                    AMOUNT           DATE            (NOTE 1)
-------------------------------------------------------------------------------

COMMERCIAL PAPER 0.8%
American Express Credit
  Corp., 5.25% ...........      $  1,648,000       1/05/1999       $  1,648,000
Goldman Sachs Group LP, 5.20%        353,000       1/04/1999            352,847

                                                                   ------------
Total Commercial Paper (Cost $2,000,847) .......................      2,000,847
                                                                   ------------
Total Investments (Cost $167,772,836) - 104.0% .................    256,659,653
Other Assets, Less Liabilities - (4.0%) ........................     (9,765,552)
                                                                   ------------
Net Assets - 100.0% ............................................   $246,894,101
                                                                   ============

Federal Income Tax Information:
At December 31, 1998, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $167,394,034 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost ...........   $ 94,151,812
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value ...........     (4,886,193)
                                                                   ------------
                                                                   $ 89,265,619
-------------------------------------------------------------------------------
*Non-income-producing securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1998

ASSETS
Investments, at value (Cost $167,772,836) (Note 1) .............   $256,659,653
Receivable for fund shares sold ................................        305,522
Dividends and interest receivable ..............................         72,057
Other assets ...................................................         48,729
                                                                   ------------
                                                                    257,085,961
LIABILITIES
Payable for collateral received on securities loaned ...........      9,591,199
Payable for fund shares redeemed ...............................        191,214
Accrued transfer agent and shareholder services
  (Note 2) .....................................................        114,707
Accrued management fee (Note 2) ................................         94,814
Accrued distribution and service fees (Note 4) .................         42,136
Accrued trustees' fees (Note 2) ................................         39,689
Payable to custodian ...........................................         13,238
Other accrued expenses .........................................        104,863
                                                                   ------------
                                                                     10,191,860
                                                                   ------------
NET ASSETS                                                         $246,894,101
                                                                   ============
NET ASSETS CONSIST OF:
  Unrealized appreciation of investments .......................   $ 88,886,817
  Accumulated net realized loss ................................     (1,650,687)
  Paid-in capital ..............................................    159,657,971
                                                                   ------------
                                                                   $246,894,101
                                                                   ============

Net Asset Value and redemption price per share of
  Class A shares ($21,098,218 / 2,371,743 shares)                         $8.90
                                                                          =====

Maximum Offering Price per share of Class A shares
   ($8.90 / .955) ..............................................          $9.32
                                                                          =====

Net Asset Value and offering price per share of
  Class B shares ($42,378,621 / 5,001,429 shares)* .............          $8.47
                                                                          =====

Net Asset Value and offering price per share of
  Class C shares ($4,726,508 / 558,044 shares)* ................          $8.47
                                                                          =====

Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($178,690,754 / 19,920,064 shares) ...........................          $8.97
                                                                          =====

-------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 1998

INVESTMENT INCOME
Dividends, net of foreign taxes of $979 ......................      $   968,456
Interest (Note 1) ............................................          338,501
                                                                    -----------
                                                                      1,306,957
EXPENSES
Management fee (Note 2) ......................................        1,059,512
Transfer agent and shareholder services (Note 2) .............          219,361
Custodian fee ................................................          115,690
Reports to shareholders ......................................           62,572
Registration fees ............................................           45,726
Service fee-Class A (Note 4) .................................           44,531
Distribution and service fees-Class B (Note 4) ...............          371,919
Distribution and service fees-Class C (Note 4) ...............           43,141
Trustees' fees (Note 2) ......................................           42,873
Audit fee ....................................................           31,415
Legal fee ....................................................           17,450
Miscellaneous ................................................            7,639
                                                                    -----------
                                                                      2,061,829

Fees paid indirectly (Note 2) ................................          (13,179)
                                                                    -----------
                                                                      2,048,650
                                                                    -----------

Net investment loss ..........................................         (741,693)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) .............          562,491
Net unrealized appreciation of investments ...................       52,559,818
                                                                    -----------

Net gain on investments ......................................       53,122,309
                                                                    -----------

Net increase in net assets resulting from operations .........      $52,380,616
                                                                    ===========

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                  YEARS ENDED DECEMBER 31
                                              ---------------------------------
                                                1997                   1998
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss .....................     $     (8,292)        $   (741,693)
Net realized gain on investments ........       18,610,792              562,491
Net unrealized appreciation of
  investments ...........................        3,969,183           52,559,818
                                              ------------         ------------
Net increase resulting from
  operations.............................       22,571,683           52,380,616
                                              ------------         ------------

Distributions from net realized gains:
  Class A ...............................       (1,628,897)              (2,465)
  Class B ...............................       (3,791,004)              (5,301)
  Class C ...............................         (470,585)                (578)
  Class S ...............................      (17,258,290)             (21,173)
                                              ------------         ------------
                                               (23,148,776)             (29,517)
                                              ------------         ------------
Net decrease from fund share
  transactions (Note 5) .................       (6,291,623)         (27,619,723)
                                              ------------         ------------
Total increase (decrease) in
  net assets.............................       (6,868,716)          24,731,376
NET ASSETS
Beginning of year .......................      229,031,441          222,162,725
                                              ------------         ------------
End of year .............................     $222,162,725         $246,894,101
                                              ============         ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1998

NOTE 1

State Street Research Growth Fund (the "Fund"), is a series of State Street Research Growth Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities believed by the Investment Adviser to have better than average growth potential over the years.

The Fund offers four classes of shares.  Until December 31, 1998
Class A shares were subject to an initial sales charge of up to 4.50% and effective January 1, 1999 became subject to an initial sales charge of up to 5.75%. Class A shares pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Effective January 1, 1999, the Fund began offering Class B(1) shares which are subject to a contingent deferred sales charge on certain redemptions made within six years. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENTS IN SECURITIES
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code. At December 31, 1998, the Fund had a capital loss carryforward of $1,495,557 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2006.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve- month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1997 through December 31, 1997, the Fund incurred net capital losses of $1,978,384 and it has deferred and treated such losses as arising in the fiscal year ending December 31, 1998.

C. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended December 31, 1998, the Fund has designated as long-term $29,517 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to the disposition of securities that have different bases for financial reporting and tax purposes.

D. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 1998, the value of the securities loaned and the value of collateral were $28,439,344 and $27,841,101, (including $9,591,199 of cash collateral), respectively. During the year ended December 31, 1998, income from securities lending amounted to $38,054 and is included in interest income.

NOTE 2

The Trust and the Adviser have entered into a contract that provides for an annual fee equal to 0.475% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1998, the fees pursuant to such agreement amounted to $1,059,512.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended December 31, 1998, the amount of such expenses was $76,997.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended December 31, 1998 the Fund's transfer agent fees were reduced by $13,179 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $42,873 during the year ended December 31, 1998.

NOTE 3

For the year ended December 31, 1998, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $85,597,783 and $114,363,483, respectively.

NOTE 4

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1998, fees pursuant to such plan amounted to $44,531, $371,919 and $43,141 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $11,868 and $74,215, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1998, and that MetLife Securities, Inc. earned commissions aggregating $193,339 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $95,276 and $363 on redemptions of Class B and Class C shares, respectively, during the same period.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.
Share transactions were as follows:

                                                        YEARS ENDED DECEMBER 31
                                     -----------------------------------------------------------------
                                                1997                                1998
                                     ------------------------  ---------------------------------------
CLASS A                                SHARES            AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................       1,800,180       $ 13,267,551          849,883       $  6,572,034
Issued upon reinvestment of
  distributions from net
  realized gains ..............         239,036          1,614,506              298              2,439
Shares redeemed ...............      (1,828,511)       (13,640,894)        (807,885)        (6,158,180)
                                     ----------       ------------       ----------       ------------
Net increase ..................         210,705       $  1,241,163           42,296       $    416,293
                                     ==========       ============       ==========       ============

CLASS B                                SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................       1,677,391       $ 12,208,831        1,347,823       $  9,980,623
Issued upon reinvestment of
  distributions from net
  realized gains ..............         502,614          3,255,965              634              4,933
Shares redeemed ...............      (1,283,390)        (9,489,085)      (1,716,822)       (12,469,662)
                                     ----------       ------------       ----------       ------------
Net increase (decrease) .......         896,615       $  5,975,711         (368,365)      $ (2,484,106)
                                     ==========       ============       ==========       ============

CLASS C                                SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................         331,641       $  2,437,190           58,325       $    430,199
Issued upon reinvestment of
  distributions from net
  realized gains ..............          69,801            451,609               71                557
Shares redeemed ...............        (531,745)        (3,958,490)        (172,948)        (1,252,401)
                                     ----------       ------------       ----------       ------------
Net decrease ..................        (130,303)      $ (1,069,691)        (114,552)      $   (821,645)
                                     ==========       ============       ==========       ============

CLASS S                              SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...................          58,742       $    441,722           53,725       $    407,083
Issued upon reinvestment of
  distributions from net
  realized gains ..............       1,059,076          7,196,912              985              8,127
Shares redeemed ...............      (2,628,815)       (20,077,440)      (3,290,775)       (25,145,475)
                                     ----------       ------------       ----------       ------------
Net decrease ..................      (1,510,997)      $(12,438,806)      (3,236,065)      $(24,730,265)
                                     ==========       ============       ==========       ============

STATE STREET RESEARCH GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                 CLASS A
                                                 ---------------------------------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31
                                                 ---------------------------------------------------------------------------
                                                  1994            1995(a)           1996(a)           1997(a)           1998(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)            8.50            7.09              7.02              7.17              7.07
                                                  ----            ----              ----              ----              ----
  Net investment income (loss) ($)                0.05            0.01             (0.03)            (0.00)            (0.03)
  Net realized and unrealized gain (loss)
    on investments ($)                           (0.38)           2.30              0.93              0.68              1.86
                                                  ----            ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)             (0.33)           2.31              0.90              0.68              1.83
                                                  ----            ----              ----              ----              ----
  Dividends from net investment income ($)       (0.05)          (0.02)               --                --                --
  Distributions from net realized gains ($)      (1.03)          (2.36)            (0.75)            (0.78)            (0.00)
                                                  ----            ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                          (1.08)          (2.38)            (0.75)            (0.78)            (0.00)
                                                  ----            ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                  7.09            7.02              7.17              7.07              8.90
                                                  ====            ====              ====              ====              ====
Total return(b) (%)                              (3.83)          32.57             12.65             10.14             25.90

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)            719           2,379            15,181            16,470            21,098
Ratio of operating expenses to average net
  assets (%)                                      0.90            0.89              0.90              0.93              0.97
Ratio of net investment income (loss) to
  average net assets (%)                          0.54            0.12             (0.34)            (0.05)            (0.37)
Portfolio turnover rate (%)                      57.18          234.43            237.85            258.99             39.27

                                                                                 CLASS B
                                                 ---------------------------------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31
                                                 ---------------------------------------------------------------------------
                                                  1994            1995(a)           1996(a)           1997(a)           1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)            8.46            7.02              6.89              6.96              6.79
                                                  ----            ----              ----              ----              ----
  Net investment loss ($)                        (0.00)          (0.06)            (0.08)            (0.06)            (0.08)
  Net realized and unrealized gain (loss)
    on investments ($)                           (0.41)           2.29              0.90              0.67              1.76
                                                  ----            ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)             (0.41)           2.23              0.82              0.61              1.68
                                                  ----            ----              ----              ----              ----
  Distributions from net realized gains ($)      (1.03)          (2.36)            (0.75)            (0.78)            (0.00)
                                                  ----            ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                          (1.03)          (2.36)            (0.75)            (0.78)            (0.00)
                                                  ----            ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                  7.02            6.89              6.96              6.79              8.47
                                                  ====            ====              ====              ====              ====
Total return(b) (%)                              (4.80)          31.71             11.73              9.44             24.76

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)          1,544          10,684            31,119            36,442            42,379
Ratio of operating expenses to average net
  assets (%)                                      1.63            1.63              1.65              1.68              1.72
Ratio of net investment loss to average net
  assets (%)                                     (0.20)          (0.69)            (1.07)            (0.82)            (1.13)
Portfolio turnover rate (%)                      57.18          234.43            237.85            258.99             39.27

-----------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
----------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS C
                                                 ---------------------------------------------------------------------------
                                                                       YEARS ENDED DECEMBER 31
                                                 ---------------------------------------------------------------------------
                                                 1994             1995(a)           1996(a)           1997(a)           1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.45             7.02              6.88              6.95              6.78
                                                 ----             ----              ----              ----              ----
  Net investment loss ($)                       (0.00)           (0.06)            (0.08)            (0.06)            (0.08)
  Net realized and unrealized gain
    (loss) on investments ($)                   (0.40)            2.28              0.90              0.67              1.77
                                                 ----             ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)            (0.40)            2.22              0.82              0.61              1.69
                                                 ----             ----              ----              ----              ----
  Distributions from net realized gains($)      (1.03)           (2.36)            (0.75)            (0.78)            (0.00)
                                                 ----             ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                         (1.03)           (2.36)            (0.75)            (0.78)            (0.00)
                                                 ----             ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                 7.02             6.88              6.95              6.78              8.47
                                                 ====             ====              ====              ====              ====
Total return(b) (%)                             (4.68)           31.57             11.89              9.30             24.94

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           384            2,117             5,584             4,562             4,727
Ratio of operating expenses to average
  net assets (%)                                 1.63             1.63              1.65              1.68              1.72
Ratio of net investment loss to average
  net assets (%)                                (0.20)           (0.67)            (1.07)            (0.79)            (1.13)
Portfolio turnover rate (%)                     57.18           234.43            237.85            258.99             39.27

                                                                               CLASS S
                                                 ---------------------------------------------------------------------------
                                                                       YEARS ENDED DECEMBER 31
                                                 ---------------------------------------------------------------------------
                                                 1994             1995(a)           1996(a)           1997(a)           1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.51             7.08              7.02              7.18              7.11
                                                 ----             ----              ----              ----              ----
  Net investment income (loss) ($)               0.07             0.04             (0.00)             0.01             (0.01)
  Net realized and unrealized gain
    (loss) on investments ($)                   (0.40)            2.29              0.92              0.70              1.87
                                                 ----             ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)            (0.33)            2.33              0.92              0.71              1.86
                                                 ----             ----              ----              ----              ----
  Dividends from net investment income($)       (0.07)           (0.03)            (0.01)               --                --
  Distributions from net realized gains($)      (1.03)           (2.36)            (0.75)            (0.78)            (0.00)
                                                 ----             ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                         (1.10)           (2.39)            (0.76)            (0.78)            (0.00)
                                                 ----             ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                 7.08             7.02              7.18              7.11              8.97
                                                 ====             ====              ====              ====              ====
Total return(b) (%)                             (3.82)           33.02             12.74             10.54             26.18

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)       186,108          186,689           177,147           164,689           178,691
Ratio of operating expenses to average
  net assets (%)                                 0.64             0.64              0.65              0.68              0.72
Ratio of net investment income (loss) to
  average net assets (%)                         0.78             0.43             (0.06)             0.19             (0.13)
Portfolio turnover rate (%)                     57.18           234.43            237.85            258.99             39.27

-----------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH GROWTH TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH GROWTH FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Growth Fund (a series of State Street Research Growth Trust, hereafter referred to as the "Trust") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

STATE STREET RESEARCH GROWTH FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

For the year ended December 31, 1998, Class A shares of State Street Research Growth Fund returned 25.90% [does not reflect sales charge]. That surpassed the Lipper average growth fund, which was up 22.91%, but fell short of the 28.60% gain by the S&P 500.

The manager continued to restructure the portfolio away from small and medium-sized companies toward the ownership of large growth companies. That strategy was rewarded as the market accorded these companies the highest valuations throughout the year.

The Fund's investments in technology, health care and consumer companies helped performance. Oil stocks and selected consumer discretionary stocks were a drag on performance.

December 31, 1998

                          CHANGE IN VALUE OF $10,000
                             BASED ON THE S&P 500
                    COMPARED TO CHANGE IN VALUE OF $10,000
                           INVESTED IN GROWTH FUND

                                  CLASS A

                                                          VALUE OF
                                        VALUE OF         ACCOUNT OF
                                       ACCOUNT AT         S&P 500
                                        YEAR END        AT YEAR END
                                        --------        -----------
                12/31/88                $ 9,550           $10,000
                12/31/89                 13,354            13,163
                12/31/90                 12,531            12,754
                12/31/91                 15,886            16,631
                12/31/92                 16,793            17,896
                12/31/93                 18,251            19,696
                12/31/94                 17,552            19,955
                12/31/95                 23,269            27,445
                12/31/96                 26,213            33,742
                12/31/97                 28 870            44,995
                12/31/98                 36,348            57,864

                                  CLASS B
                                                          VALUE OF
                                        VALUE OF         ACCOUNT OF
                                       ACCOUNT AT         S&P 500
                                        YEAR END        AT YEAR END
                                        --------        -----------
                12/31/88                $10,000           $10,000
                12/31/89                 13,983            13,163
                12/31/90                 13,122            12,754
                12/31/91                 16,635            16,631
                12/31/92                 17,584            17,896
                12/31/93                 18,994            19,696
                12/31/94                 18,083            19,955
                12/31/95                 23,818            27,445
                12/31/96                 26,611            33,742
                12/31/97                 29,123            44,995
                12/31/98                 36,334            57,864

                                  CLASS C
                                                          VALUE OF
                                        VALUE OF         ACCOUNT OF
                                       ACCOUNT AT         S&P 500
                                        YEAR END        AT YEAR END
                                        --------        -----------
                12/31/88                $10,000           $10,000
                12/31/89                 13,983            13,163
                12/31/90                 13,122            12,754
                12/31/91                 16,635            16,631
                12/31/92                 17,584            17,896
                12/31/93                 18,986            19,696
                12/31/94                 18,096            19,955
                12/31/95                 23,809            27,445
                12/31/96                 26,640            33,742
                12/31/97                 29,117            44,995
                12/31/98                 36,379            57,864

                                  CLASS S
                                                          VALUE OF
                                        VALUE OF         ACCOUNT OF
                                       ACCOUNT AT         S&P 500
                                        YEAR END        AT YEAR END
                                        --------        -----------
                12/31/88                $10,000           $10,000
                12/31/89                 13,983            13,163
                12/31/90                 13,122            12,754
                12/31/91                 16,635            16,631
                12/31/92                 17,584            17,896
                12/31/93                 19,156            19,696
                12/31/94                 18,423            19,955
                12/31/95                 24,507            27,445
                12/31/96                 27,629            33,742
                12/31/97                 30 541            44,995
                12/31/98                 38,536            57,864

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. During the periods prior to 1990 that shares of the Fund were not available to the public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current continuous public offering. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

The performance data shown above do not reflect an increase in the maximum Class A sales charge from 4.5% to 5.75%, effective as of 1/1/99. At the new, higher Class A sales charge, the performance would have been lower. Assuming the increased sales charge was in effect, performance would have been as follows:
                                        1 YEAR         5 YEARS       10 YEARS
------------------------------------------------------------------------------
Class A                                 18.66%          13.42%         13.63%
------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH FUND
-------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH GROWTH TRUST

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
GROWTH FUND                                Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company                                                                BRUCE R. BOND
One Financial Center                       DUDLEY F. WADE                         Chairman of the Board,
Boston, MA 02111                           Vice President                         Chief Executive Officer and
                                                                                  President
DISTRIBUTOR                                JAMES M. WEISS                         PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.                                                         STEVE A. GARBAN
One Financial Center                       KENNARD WOODWORTH, JR.                 Former Senior Vice President
Boston, MA 02111                           Vice President                         for Finance and Operations and
                                                                                  Treasurer, The Pennsylvania
SHAREHOLDER SERVICES                       GERARD P. MAUS                         State University
State Street Research                      Treasurer
Service Center                                                                    MALCOLM T. HOPKINS
P.O. Box 8408                              JOSEPH W. CANAVAN                      Former Vice Chairman of the
Boston, MA 02266-8408                      Assistant Treasurer                    Board and Chief Financial
1-800-562-0032                                                                    Officer, St. Regis Corp.
                                           DOUGLAS A. ROMICH
CUSTODIAN                                  Assistant Treasurer                    EDWARD M. LAMONT
State Street Bank and                                                             Formerly in banking
Trust Company                              FRANCIS J. MCNAMARA, III               (with an affiliate of
225 Franklin Street                        Secretary and General Counsel          J.P. Morgan & Co. in New York);
Boston, MA 02110                                                                  presently engaged in private
                                           DARMAN A. WING                         investments and civic affairs
INDEPENDENT ACCOUNTANTS                    Assistant Secretary and
PricewaterhouseCoopers LLP                 Assistant General Counsel              ROBERT A. LAWRENCE
One Post Office Square                                                            Former Partner, Saltonstall & Co.
Boston, MA 02109                           AMY L. SIMMONS
                                           Assistant Secretary                    DEAN O. MORTON
                                                                                  Former Executive Vice President,
                                                                                  Chief Operating Officer and
                                                                                  Director, Hewlett-Packard
                                                                                  Company

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

                                                            -------------------
STATE STREET RESEARCH GROWTH FUND                                Bulk Rate
One Financial Center                                            U.S. Postage
Boston, MA 02111                                                    PAID
                                                                PermiT #20
                                                            Holliston, Ma 01746
                                                            -------------------

QUESTIONS? COMMENTS?

Call us at 1-800-562-0032 or
  [hearing-impaired 1-800-676-7876]

Write us at:
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    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408

E-mail us at:
    info@ssrfunds.com


[Graphic Omitted]   STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used as supplemental sales literature, this publication must be prededed or accompanied by a current State Street Research Growth Fund prospectus. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

When used after March 31, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp0200) SSR-LD                                   GF-750D-0299